GuidePath Conservative Income Fund
Schedule of Investments
June 30, 2025 (Unaudited)

INVESTMENT COMPANIES - 42.4%	Shares	Value
Domestic Fixed Income Funds - 42.4%
iShares 0-5 Year High Yield Corporate Bond ETF	38,573	$1,664,039
iShares 0-5 Year Investment Grade Corporate Bond ETF	109,367	5,532,876
SPDR Bloomberg Investment Grade Floating Rate ETF	125,449	3,867,593
		11,064,508
TOTAL INVESTMENT COMPANIES (Cost $11,029,154)		11,064,508

U.S. TREASURY SECURITIES - 6.6%	Par	Value
United States Treasury Notes
0.25%, 09/30/2025	750,000	742,567
0.38%, 11/30/2025	500,000	492,023
2.25%, 03/31/2026	500,000	493,293
TOTAL U.S. TREASURY SECURITIES (Cost $1,729,480)		1,727,883

SHORT-TERM INVESTMENTS - 51.1%		Value
Money Market Funds - 51.1%	Shares
JPMorgan U.S. Government Money Market Fund - Class IM, 4.26% (a)(b)	13,337,343	13,337,343
TOTAL SHORT-TERM INVESTMENTS (Cost $13,337,343)		13,337,343

TOTAL INVESTMENTS - 100.1% (Cost $26,095,977)		26,129,734
Liabilities in Excess of Other Assets - (0.1)%		(32,290)
TOTAL NET ASSETS - 100.0%		$26,097,444
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.